[NATIONAL LIFE
OF VERMONT LOGO]

  NATIONAL LIFE        National Life Insurance Company                                  VARIABLE UNIVERSAL LIFE INSURANCE
  OF VERMONT           Montpelier, Vermont 05604                                        APPLICATION - PART A
                       Tel 802 229-3333
---------------------------------------------------------------------------------------------------------------------------
Read instructions before completing this application.
Check the appropriate use of this application: [ ] Life Application     [ ] Qualified Retirement Plan - Code:
---------------------------------------------------------------------------------------------------------------------------
Agency/Branch Name and Number:                                                  Policy Number:

---------------------------------------------------------------------------------------------------------------------------
A. PROPOSED INSURED INFORMATION
1. Name: (Print first, middle, last)                                    10. Smoker Status: Does the Proposed Insured
                                                                            now use nicotine products in any form
   ----------------------------------------------------                     (including cigarettes, cigars, chewing
2. Social Security Number:                                                  tobacco, smokeless tobacco, pipe, "the
                                                                            patch", snuff or nicotine gum) or has the
   ----------------------------------------------------                     Proposed Insured used nicotine products in
3. Birthdate: (mm/dd/yyyy)                                                  any form within the last 12 months?
                                                                            If `Yes,' details:           [ ] Yes [ ] No
   ----------------------------------------------------
4. Birthplace: (State or Foreign Country)

   ----------------------------------------------------
5. Sex:   [ ] Male  [ ] Female

   ----------------------------------------------------
6. Issue Policy at age:

   ----------------------------------------------------                     -----------------------------------------------
7. Residence Address: (Give street and number, city                     11. Have you ever applied for life, health or
   or town, state and zip code.)                                            disability insurance or reinstatement of life,
                                                                            health or disability insurance which was
                                                                            declined, postponed, rated or modified in
                                                                            any way?                     [ ] Yes [ ] No
                                                                            If 'Yes,' details:
8. In case further information is required please
   give residence telephone number and best
   time of day to call:

   ----------------------------------------------------                     -----------------------------------------------
9. Employment Information                                               12. Are you or do you have any intention of
                                                                            becoming a member of a military organization?
   a. Employer:                                                                                          [ ] Yes [ ] No
                                                                            If 'Yes,' details:
   b. Kind of Business:

   c. Business Address:

                                                                            -----------------------------------------------
   d. How long employed by present employer:                            13. a. Driver's License Number:
                                                                                                       --------------------
   e. Occupation:                                                           b. State Licensed in:
                                                                                                 --------------------------
   f. Specific duties:                                                      c. Have you had any moving vehicle violations
                                                                               or had your motor vehicle driving license
   g. Length of time in present position:                                      suspended or revoked during the last three
                                                                               years or have you been convicted of Driving
   h. Any change contemplated? [ ] Yes [ ] No                                  Under the Influence during the last five
      If 'Yes', details:                                                       years?                    [ ] Yes [ ] No
                                                                               If `Yes' details:
   i. Is the Proposed insured actively at work
      at the customary workplace and actually doing
      the usual duties and functions required by the
      position during the normal work hours and                             -----------------------------------------------
      weekly period?           [ ] Yes [ ] No                           14. In the past Six months have there been
      If `No', details:                                                     or are there now pending other negotiations
                                                                            for life or disability insurance?
                                                                                                    [ ] Yes [ ] No
   j. In case further information is required please                        If `Yes,' list companies, amount, purpose
      give business telephone number and best                               and total amount to be purchased:
      time of day to call:



---------------------------------------------------------------------------------------------------------------------------

7160(0798)A                                                              1 of 7
Cat. No. 45556

-----------------------------------------------------------------------------------------------------------------------------------
A. PROPOSED INSURED INFORMATION - Continued                                 (The Agent will provide you with any Replacement forms
   (If `Yes' is selected for questions 15, 16 or 17,                        required by law or National Life.)
   complete form 1480, Avocation Aviation & Foreign                     19. Has there been or will there be a lapse, surrender,
   Travel Supplemental Application.)                                        replacement, reissue, conversion, or change to
                                                                            reduce amount, premium or period of coverage of any
15. Have you within the last three years participated in                    existing life, disability or annuity contract if the
    or do you intend to participate in any motor powered                    applied for policy or rider is issued?  [ ] Yes [ ] No
    racing, scuba, skin or sky diving, rodeos, hang                         If `Yes,' list Company Name(s) and Policy Number(s);
    gliding, or any other avocation generally considered
    hazardous?                              [ ] Yes [ ] No
    ----------------------------------------------------------
16. Have you within the last three years been or do you
    have any intention of becoming a pilot, student pilot or
    crew member of any type of aircraft?    [ ] Yes [ ] No
    ----------------------------------------------------------
17. Do you intend to travel or reside outside the USA for
    more than two weeks in a year?          [ ] Yes [ ] No
    ----------------------------------------------------------          -----------------------------------------------------------
18. Are there any insolvency or bankruptcy proceedings                  20. Will there be any substantial borrowing on any life
    now pending against the Proposed Insured, or                            insurance policy if the applied for policy or rider is
    has there been any such proceedings during the last                     issued?                                 [ ] Yes [ ] No
    seven years?                            [ ] Yes [ ]No                   If `Yes,' list Company Name(s) and Policy Number(s):
    If `Yes,' give details:






-------------------------------------------------------------------------------
21. LIFE INSURANCE IN FORCE ON LIFE OF PROPOSED INSURED: Indicate Type of insurance B = Business, G = Group, P = Personal. MUST indicate 'None,' if no insurance.

                                                Total Coverage
                           Total Amount          Protected by         Total Accidental     Date of      Paid to
Company Name:    Type:    Life Insurance:     Waiver of Premiums:      Death Benefit:      Issue:       Date:
                          $                   $                       $















-------------------------------------------------------------------------------------------------------------------

7160(0798)A                                                          Page 2 of 7

-------------------------------------------------------------------------------
B. Policy InformatIon:
   1. Plan:                                             6. Pension Business ONLY:
                                                           a. Issue Date: (mm/dd/yyyy)
      --------------------------------------------                                    -------------------------
   2. Amount: $                                            b. (Check one.) [ ] Sex Distinct [ ] Sex Neutral
      --------------------------------------------         c. Underwriting Class: (Select one)
   3. Death Benefit Option: (Check one.)                      [ ] Full Underwriting
      [ ] Option A - Face Amount                              [ ] Guaranteed Issue
      [ ] Option B - Face Amount, plus Accumulated            [ ] Simplified Underwriting (It either question
                     Value                                        1 or 2 is answered `Yes,' give the following
      ---------------------------------------------               details in the space provided: Nature of
   4. Additional Benefits:                                        ailment, date, duration, and names and
      [ ] Waiver of Monthly Deductions                            addresses of attending physicians.)
      [ ] Accidental Death Benefit       $
                                          --------                1. Have you been admitted to a hospital or
      [ ] Guaranteed Death Benefit m                                 medical facility in the past 90 days or been
      [ ] Guaranteed Insurability Option $                           advised in the past 90 days by a member of
                                          --------                   the medical profession to be admitted to a
      [ ]                                                            hospital or medical facility?
          ----------------------------------------                                                  [ ] Yes [ ] No
      [ ]
          ----------------------------------------

   5. Premium Information:
      a. Premium Interval:
         (Check one box and provide requested information)
         [ ] Annual                     12 Months
         [ ] Semiannual                  6 Months
         [ ] Quarterly                   3 Months                 2. In the past two years have you been
         [ ] Monthly (Group & Pension)    1 Month                    treated for or advised by a member of the
         [ ] COM (No., if existing):      1 Month                    medical profession to seek treatment for
                                    -----                            heart problems (including angina), stroke,
         [ ] Single Premium                                          or cancer, or been treated for or diagnosed
                                                                     as having AIDS or AIDS Related
      b. Planned Periodic Premium: $                                 Complex (ARC)?
                                    --------------                                                  [ ] Yes [ ] No
      c. Special Billing Type:
         (Not available for Pension)
         [ ] Group No.:
                                    --------------
         [ ] Government Allotment
         [ ] Payroll Deduction No.:
                                    --------------

      d. Send premium notices to: (Indicate address below.)
         [ ] Residence (A.7.)
         [ ] Business (A.9.c)
         [ ] Owner's (See D.2)
         [ ] Other: Give name and address.)




-------------------------------------------------------------------------------------------------------------------

7160(0798)A                                                        Page 3 of 7

--------------------------------------------------------------------------------
C. INVESTMENT INFORMATION:
   1. Has the Applicant received a prospectus?                  [ ] Yes [ ] No
      --------------------------------------------------------------------------
   2. Does the Applicant understand that the Cash Surrender Value and Death Benefit may increase or decrease based on the policy's investment
      return?                                                   [ ] Yes [ ] No
      --------------------------------------------------------------------------
   3. Does the Applicant believe that this policy will meet his or her
      insurance needs and financial objectives?                 [ ] Yes [ ] No
      --------------------------------------------------------------------------
   4. Telephone Transaction Privilege: (Note: if C.4.b is answered
      `Yes,' then C.4.a MUST be answered `Yes' also.)
        a. Does the Applicant authorize the Company to accept telephoned requests by the Owner to:
            -  Transfer unloaned Accumulated Value among the General Account and Sub-Accounts of the Separate Account; and
            -  Effect Policy Loans up to $25,000; and
            -  Change the premium allocation percentages; and
            -  Change the distribution of fund allocations according to the
               Portfolio Rebalancing feature?                   [ ] Yes [ ] No
        b. If Owner was given authorization in 4.a., does the Applicant authorize the Company to accept telephoned requests by the representative for the same excluding effecting
            Policy Loans?                                       [ ] Yes [ ] No

            Name of Representative: (Print)


      --------------------------------------------------------------------------
   5. Allocation:
      a.  Allocate net premium accordingly: (Use only whole percentages.
          If a fund is chosen, allocation may not be less than 5%.)

        SENTINEL/MARKET STREET FUNDS:                                  GOLDMAN SACHS FUNDS:

         %______ Money Market                                          %______ International Equity

         %______ Growth                                                %______ Global Income

         %______ Aggressive Growth                                     %______ CORE Small Cap Equity

         %______ Managed                                               %______ Mid Cap Equity

         %______ Bond
                                                                       FIDELITY INVESTMENTS (VIP FUNDS):
         %______ International
                                                                       %_______ Equity Income
         %______ Sentinel Growth
                                                                       %_______ Overseas

        AMERICAN CENTURY FUNDS:                                        %_______ Growth

         %______ Value                                                 %_______ High Income

         %______ Income & Growth                                       %_______ Index 500

                                                                       %_______ Contrafund

        J.P. MORGAN FUNDS:                                             THE ALGER AMERICAN FUND:

        %_______ International Opportunities                           %_______ Growth

        %_______ Small Company                                         %_______ Small Capitalization

        STRONG FUNDS:
                                                                       NATIONAL LIFE INSURANCE COMPANY:
        %_______ Opportunity Fund II
                                                                       %_______ General Account
        %_______ Growth Fund II
                                                                       OTHER: (As available.)
        NEUBERGER & BERMAN FUND:
                                                                       %_____________________________________________
        %_______ Partners
                                                                       %_____________________________________________

                                                                       % 100 TOTAL

      ---------------------------------------------------------------------------------------------------------------------

        b.  Does the Applicant elect that all Monthly Deduction        Otherwise, the Monthly Deduction charges will be
            charges be deducted from the Money Market                  deducted from the General Account and all
            Sub-Account to the extent the Accumulated Value            Sub-Accounts of the Separate Account in proportion
            in such Sub-Account is sufficient to pay such              to the distribution of the Accumulated Value on the
            charges? [ ] Yes [ ] No                                    date of the deduction.







-------------------------------------------------------------------------------
7160(0798)A                                                         Page 4 of 7

-------------------------------------------------------------------------------

C.    INVESTMENT INFORMATION: Continued

      NOTE: YOU MAY ELECT PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, BUT NOT BOTH.

6.    Portfolio Rebalancing:

      Does the Applicant request Portfolio Rebalancing through which the Accumulated Values in the Sub-Accounts of the Separate Account will be automatically reallocated every six months according to the fund
      allocation percentages?                                   [ ]Yes [ ]No

      -----------------------------------------------------------------------
7.    Dollar Cost Averaging:

      Once each month, the Accumulated Value in the amount designated below is to be transferred from the Money Market Sub-Account to the other Sub-Accounts as apportioned below.

      SENTINEL/MARKET STREET FUNDS.           GOLDMAN SACHS FUNDS:

      $ ______ Growth                         $ ______ International Equity

      $ ______ Agressive Growth               $ ______ Global Income

      $ ______ Managed                        $ ______ CORE Small Cap Equity

      $ ______ Bond                           $ ______ Mid Cap Equity

      $ ______ International

      $ ______ Sentinel Growth                FIDELITY INVESTMENTS (VIP FUNDS):

                                              $ ______ Equity Income

      AMERICAN CENTURY FUNDS:                 $ ______ Overseas

      $ ______ Value                          $ ______ Growth

      $ ______ Income & Growth                $ ______ High income

                                              $ ______ Index 500

      J.P. MORGAN FUNDS:                      $ ______ Contrafund

      $ _______ International Opportunities

      $ _______ Small Company                 THE ALGER AMERICAN FUND:

      STRONG FUNDS:                           $ ______ Growth

                                              $ ______ Small Capitalization
      $ _______ Opportunity Fund II

      $ _______ Growth Fund II                OTHER: (As available.)

                                              $ _______________________________

      NEUBERGER & BERMAN FUND:                $ _______________________________

      $ ______ Partners

                                              $ ______ Total Allocation

-------------------------------------------------------------------------------
7160(0798)A                                                         Page 5 of 7

-------------------------------------------------------------------------------

D.      OWNER INFORMATION:                                             D. OWNER INFORMATION: Continued
        1. Owner: (Select one and provide requested information.          2. Address: (Give street and number, city or town,
           Owner may not be a minor.)                                        state and zip code.)

        [ ] INSURED
        [ ] OTHER INDIVIDUAL (Name, Date of Birth & Relationship)

            ----------------------------------------------------,         3. Owner's Phone Number;
            while living, thereafter (Name, Date of Birth &
            Relationship)                                                 4. Social Security or Taxpayer ID Number:
                                                                             (Complete IRS form W-9.)

            ----------------------------------------------------,      ----------------------------------------------------------
            contingent owner, while living, and thereafter             E. BENEFICIARY INFORMATION:
            (Check one.)                                                  1. Beneficiary: (Check one box or fill in the First and
        [ ] Insured.                                                         Second Beneficiary information.)
        [ ] Estate of last survivor of the named owners.                     The right to change the beneficiary is reserved.
            Note: If neither box is checked, the final owner
            is the executors or administrators of last survivor              [ ] AS PER SUPPLEMENTAL REQUEST.
            of the named owners.                                             [ ] QUALIFIIED PENSION AND PROFIT SHARING ONLY:
        [ ] CORPORATION (Full Legal Name)                                        Unless otherwise provided in this section, the
            -----------------------------------------------------                Beneficiary of this policy is the Owner.
                                                                             [ ] CORPORATION described in section D.
            ----------------------------------------------------,            [ ] PARTNERSHIP described in section D.
            incorporated in (State)                                          [ ] LIMITED PARTNERSHIP described in section D.
                                    ----------------------------,            [ ] LIMITED LIABILITY COMPANY described in
            its successors or assigns.                                           section D.
                                          -----------------------
        [ ] PARTNERSHIP (Full Legal Name)
                                          -----------------------
                                                                             [ ] TRUST described in section D.
            ----------------------------------------------------,
                                                                             OTHER:
            a partnership of (City & State)                                      (Give each beneficiary's name, address,
                                           ---------------------,                date of birth, Social Security
                                                  or any successor               Number and relationship to Insured(s).)
            -------------------------------------
            partnership doing business in said city under                        FIRST:
            said name.
            -----------------------------------------------------
        [ ] LIMITED PARTNERSHIP (Full Legal Name)
                                                 ---------------

            -----------------------------------------------------
            a (State)
                     --------------------------------------------
            Limited Partnership, its successors or assiqns.                      SECOND:

            -----------------------------------------------------
        [ ] LIMITED LIABILITY COMPANY (Full Legal Name)

            -----------------------------------------------------
            a (State)
                     --------------------------------------------
            Limited Liability Company, its successors or assigns.                Payment will be shared equally by all First
                                                                                 beneficiaries who survive the Insured: if none,
            -----------------------------------------------------                by all Second beneficiaries who so survive; if
        [ ] TRUST (Name of Trustee(s))                                           none, payment will be made to the Owner or
                                                                                 executors or administrators of the Owner's
            ----------------------------------------------------,                estate.
            trustee(s) under an instrument of trust between
            (Name of Trustor)
                              -----------------------------------      ----------------------------------------------------------
                                                                       F. REMARKS:
            -----------------------------------------------------

            and said trustee(s), named (Name of Trust)
            -----------------------------------------------------

            ----------------------------------------------------,

            ----------------------------------------------------,
            and dated (Date of Trust)
                                     ---------------------------,
            as heretofore or hereafter amended if trust is amend-able, or the successor(s) in said trust or assigns.
        [ ] QUALIFIED PENSION OR PROFIT SHARING TRUST
            (Name of Trust Agreement)

            -----------------------------------------------------
        [ ] AS PER SUPPLEMENTAL REQUEST

-------------------------------------------------------------------------------
716O(0798)A                                                         Page 6 of 7

-------------------------------------------------------------------------------
G. PROPOSED INSURED'S AND APPLICANT'S CERTIFICATION AND AGREEMENT:

   The statements and answers on Part A of this application are, to the best knowledge and belief of the Proposed Insured, complete and true. They, together with the statements and answers on Part B of this application, shall be a part of the contract of insurance if one is issued. The Applicant, if someone other than the Proposed Insured, agrees to be bound by all statements and answers signed by the Proposed Insured in Parts A and B of this application.

   ----------------------------------------------------------------------------
H. APPLICANT'S AGREEMENT:

   National Life Insurance Company (the Company) may make administrative corrections and changes to this application. These, if any, are noted on the "Application Amendment" page which is attached to the policy at issue. Acceptance of any policy issued on this application will ratify and will be notice of any such change made. If the laws where the application is made so require, any change of amount, age at issue, class of risk, plan of insurance or benefits must be ratified in writing.

   The Agent taking this application has no authority to make, change or discharge any contract hereby applied for. The Agent may not extend credit on behalf of the Company. No statement made to or information acquired by any representative of the Company shall bind the Company unless set out in writing in Parts A or B of this application.

   If I have elected the Telephone Transaction Privilege, I appoint the Company as my agent to act upon telephoned instructions reasonably believed to be authorized by me. I hereby ratify any telephoned instructions so given and consent to the tape recording of these instructions. So long as the Company employs reasonable procedures to confirm that the instructions are genuine, I agree that I will not hold the Company liable for any unauthorized telephoned instructions.

   The Company shall incur no liability under any policy issued on this application unless and until:

     a. such policy is delivered to the Owner, and

     b. the first premium is paid prior to any change in the Proposed Insured's good health and insurability.

   I have paid $___________________ for Variable Universal Life Insurance with this application.

   I have received the Receipt and Life Insurance Agreement. I have read it. I understand it.

   I have received and understand a current prospectus for the contract and its underlying accounts, which describes the variable nature of this product and the utilization of a Separate Account.

   ----------------------------------------------------------------------------
I. PROPOSED INSURED'S AGREEMENT:

   AUTHORIZATION TO RELEASE INFORMATION: I, the Proposed Insured, hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my health, to give to the National Life Insurance Company or its reinsurers any such information (excluding information relating to tests for Human Immunodeficiency Virus (HIV) Antibodies, T-Cell Count, Acquired Immune Deficiency Syndrome (AIDS), or AIDS Related Complex (ARC)). I authorize National Life to request a copy of my driving record from the state motor vehicle department.

   In addition, I authorize the National Life Insurance Company to obtain an investigative consumer report. I also acknowledge receipt of copies of the Prenotifications relating to investigative consumer reports and the Medical Information Bureau.

   This authorization shall remain valid for 24 months from the date shown below.

   A photographic copy of this authorization shall be as valid as the original.

   ----------------------------------------------------------------------------
J. SIGNATURES:

   1. Signed at (City & State)                        date (mm/dd/yyyy)
                              ------------------------                 --------


   2. Sign names in   If the Proposed insured is the sole Applicant, only one
      full below:     signature is required.
                      If Applicant is a Business Entity or Pension or Profit
                      Sharing Trust, include full legal name and title.
                      If Applicant is a Personal/Business Trust, include
                      "Trustee" in signature.
                      If Applicant is an  Individual other than Proposed
                      Insured, print name below Applicant's signature.

    PROPOSED                        SOLICITING
    INSURED:                        AGENT/REPRESENTATIVE:
    ------------------------------  -------------------------------------------


    APPLICANT:
    ------------------------------


-------------------------------------------------------------------------------
7160(0798)A                                                         Page 7 of 7